UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:   March 4, 2004
(date of earliest event reported)

VASCULAR SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 0-27605
___________________

Minnesota (State of Incorporation)	41-1859679 (IRS Employer Identification No.)

6464 Sycamore Court
Minneapolis, Minnesota 55369
(Address of Principal Executive Offices)

(763) 656-4300
(Registrant’s telephone number, including are code)

Item 5.   Other Events

        On March 4, 2004, Vascular Solutions, Inc. (the “Company”) responded to the announcement by Diomed Holdings, Inc. of the initiation of a patent infringement lawsuit against the Company in the United States District Court for the District of Massachusetts related to the Company’s Vari-Lase endovenous laser business. Attached hereto as Exhibit 99.1 is the Company’s press release.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)	The following exhibits are being furnished herewith:

99.1	Press Release, dated March 4, 2004, of Vascular Solutions, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VASCULAR SOLUTIONS, INC.
Dated: March 4, 2004	By:	/s/ James Hennen

James Hennen Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release, dated March 4, 2004, of Vascular Solutions, Inc.